Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

1.	The Company's office space and office equipment are rented under several operating leases.

Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2012	$15,800
2013	13,172
2014	12,059
2015	10,449
2016	10,201
2017 and thereafter	50,264

$111,945

Rent expenses for the years 2011, 2010 and 2009 were approximately $ 18,607, $ 16,202 and $ 14,808, respectively.

2.	The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $ 1,297 as of December 31, 2011.

Lease expenses for motor vehicles for the years 2011, 2010 and 2009 were $ 5,707, $ 5,507 and $ 5,249, respectively.

b.	Other commitments:

The Company is obligated under certain agreements with its suppliers to purchase goods and under an agreement with its manufacturing subcontractor to purchase projected inventory and excess inventory. Non cancelable obligations, net of provisions, as of December 31, 2011, were $ 2,073. These obligations will be fulfilled during 2012.

The Company is also obligated under certain agreements with its suppliers to purchase licenses and hosting services. Non cancelable obligations as of December 31, 2011, were $ 1,064.

c.	Legal proceedings:

1.
In December 2006, Calyon Corporate and Investment Bank ("Calyon") filed a suit against the Company in the District Court of Tel Aviv, demanding repayment of $ 648 plus accrued interest, for a total amount of $ 740. The Company deducted this amount in January 2004 from a payment transferred in connection with the acquisition of Thales Contact Solutions ("TCS"). The Company had notified TCS in 2004 that it had set off such amount with respect to an overdue payment by TCS to the Company. The dispute was submitted to mediation, however the mediation process failed and the proceedings were returned to the District Court of Tel Aviv. A trial was held on September 11, 2011, and the parties submitted their written summations and now await the Court's decision. The Company is currently unable to evaluate the probability of a favorable or unfavorable outcome.

2.
On September 16, 2009, Fair Isaac Corporation ("FICO") filed a claim in the United States District Court for the District of Delaware against Actimize Inc. and the Company, claiming that Actimize and the Company are infringing two U.S. patents. These patents cover various aspects of fraud detection. FICO requested damages and an injunction. On December 17, 2009, the parties agreed to dismiss the Company from the action. On December 21, 2009, Actimize filed a response and counterclaims. On January 25, 2010, Actimize filed an amended response and counterclaims. On January 25, 2011, FICO filed a first amended complaint, adding new allegations of infringement of two additional U.S. patents and allegations of willful infringement. The parties are currently engaged in fact discovery. A ten-day jury trial is scheduled for January 28, 2013. On January 18, 2012, the parties both agreed to the Court's proposed terms of settlement, and a negotiated settlement agreement is due to be presented to the Court by the parties by April 23, 2012. See also 7 below.

3.
On March 10, 2010, Nuvation Research Corporation ("Nuvation") filed a lawsuit against the Company with the Supreme Court of the State of New York. The lawsuit alleges, among others, that the Company breached a contract for design and development with Nuvation and defrauded Nuvation. Nuvation is claiming damages in a total amount of $ 8,000. On May 3, 2010, the Company filed an Answer and Counterclaim against Nuvation, denying the allegations and further claiming that the Company had the right to terminate its contract with Nuvation, and that as a consequence of the termination, the Company sustained damages in the amount of $ 5,000. On or about September 19, 2011, the parties reached an agreement in principle to settle the dispute through binding arbitration/mediation. The parties had a one-day arbitration/mediation on March 14, 2012 and are awaiting the arbitrator's decision. See also 7 below.

4.
On July 15, 2010, Tal-Yam Engineering Projects Management and Initiation ("Tal-Yam") filed a suit against the Company in the Tel Aviv Magistrate's Court. The suit alleges a breach of contract due to failure to pay for services rendered to the Company. Tal-Yam is seeking damages in the amount of approximately NIS 1.0 million (approximately $ 262) and disclosure of certain invoices and related documentation. The Company submitted its statement of defense on October 24, 2010. The parties participated in mediation proceedings under Israeli Law that were not successful. Pre-trial proceedings are currently taking place. At this preliminary stage of the proceedings, the Company is unable to evaluate the probability of a favorable or unfavorable outcome.

5.	Labor disputes:

On October 15, 2007, a former employee of Actimize Ltd., a wholly owned subsidiary of the Company, filed a claim with the Tel Aviv District Labor Court, seeking a declaration, that he is entitled to 0.5% of the outstanding share capital of Actimize Ltd. The preliminary stages of the claim ended and the parties submitted their testimonies by way of written affidavits. The hearing and cross-examination of the testimonies took place on June 16 and June 23, 2010. On July 31, 2011, the court ruled in favor of Actimize, dismissing all claims filed by the former employee and ordering him to pay expenses.

On August 20, 2010, a former employee of IEX Corp., a wholly owned subsidiary of the Company filed a complaint with the District Court of the Northern District of Illinois, alleging that the Company and IEX Corp. engaged in prohibited discrimination in terminating his employment. The case was settled during April 2011 and the matter is no longer pending.

6.
The Company is involved in various other legal proceedings arising in the normal course of its business. Based upon the advice of counsel, the Company does not believe that the ultimate resolution of these matters will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

7.	The Company accrued a liability for all legal proceedings where the loss is considered probable and the amount can be reasonably estimated. The amount accrued at December 31, 2011 was immaterial.